AMENDMENT NO.1 TO ASSET PURCHASE AGREEMENT

This Amendment No. 1 to Asset Purchase Agreement (this "Amendment"), dated as of February 1, 2012, is entered into by and among MultiGEN Diagnostics Inc., a California corporation (the "Seller"), and TrovaGene, Inc., a Delaware corporation (the "Buyer").

WITNESSETH:

WHEREAS, on January 5, 2012, the Seller and Buyer entered into an Asset Purchase Agreement (the "Asset Purchase Agreement");

WHEREAS, the Seller and Buyer desire to amend the Asset Purchase Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1. The definition of "Employment Agreements" in Section 1.1 of the Asset Purchase Agreement is hereby deleted.

2. The definition of "Consulting Agreements" is hereby deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

"Consulting Agreement" shall mean a consulting agreement between the Buyer and Seller, which shall be in a form reasonably acceptable to Buyer and Seller.

3. The definition of "Transaction Documents" is hereby deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

"Transaction Documents" shall mean this Agreement and all other documents and certificates contemplated herein or delivered pursuant hereto, including the Assignment and Assumption Agreement, the Bill of Sale, the Supply Agreement, and the Consulting Agreement.

4. Section 2.5(a) is hereby deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

(a) At the Closing, Seller shall deliver, or caused to be delivered, to Buyer the following items, each (where applicable) properly executed:

(i) a certificate, dated as of the Closing Date, executed by the corporate secretary of Seller, in form and substance satisfactory to Buyer, certifying in each case as to (x) the organizational documents of Seller, and (y) the approval of the board of directors of Seller approving the transactions contemplated by the Transaction Documents;

(ii) a certificate, dated as of the Closing Date, executed by an authorized officer of Seller, in form and substance satisfactory to Buyer, certifying in each case as to the fulfillment of the matters referred to in Sections 5.1(a), (b) and (c);

(iii) Evidence satisfactory to Buyer of the transfer of the Required Permits (including, without limitation, the CLIA license for the Facility) to Buyer;

(iv) the Landlord Consent;

(v) the Assignment and Assumption Agreement;

(vi) the Bill of Sale;

(vii) all Required Consents;

(viii) the Supply Agreement; and

(ix) the Consulting Agreement.

5. Section 2.5(b)(iv) is hereby deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

(iv) counterpart signature pages to the documents referenced in Section 2.5(a)(v) through (ix).

6. The second sentence of Section 5.4(b) is hereby deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

Except as set forth in the Consulting Agreement, or as otherwise determined by Buyer, all Continuing Employees will be retained on an "at-will" basis by Buyer from and after the date of commencement of employment.

7. Except as modified herein, the terms of the Asset Purchase Agreement shall remain in full force and effect.

8. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO ASSET PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

MULTIGEN DIAGNOSTICS INC.

By: ______________________
Name: T. Vinayagamoorthy
Title: CEO

TROVAGENE, INC.

By: ______________________
Name: A. SCHUH
Title: CEO